SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                Securities Exchange Act of 1934 (Amendment No. )
Filed by the Registrant  |X|
Filed by a Party other than the Registrant  |_|
Check the appropriate box:
| |  Preliminary Proxy Statement        | | Confidential, For Use of the
|X|  Definitive Proxy Statement             Commission Only (as permitted
| |  Definitive Additional Materials        by Rule 14a-6(e)(2))
| |  Soliciting Material Pursuant to
     Rule 14a-11(c) or Rule 14a-12


                    AUTOMOBILE PROTECTION CORPORATION - APCO
------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
         |X|   No fee required.
         |_|   Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
               and 0-11.

         (1)   Title of each class of securities to which transaction applies:

               ---------------------------------------------------------------

         (2)   Aggregate number of securities to which transaction applies:

               ---------------------------------------------------------------

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:*

               ---------------------------------------------------------------

         (4)   Proposed maximum aggregate value of transaction:

               ---------------------------------------------------------------

         (5)   Total fee paid:

               ---------------------------------------------------------------
         |_|   Fee paid previously with preliminary materials:
               ---------------------------------------------------------------
         |_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         (1)   Amount previously paid:

               --------------------------------------------------------------
         (2)   Form, Schedule or Registration Statement No.:

               --------------------------------------------------------------
         (3)   Filing Party:

               --------------------------------------------------------------
         (4)   Date Filed:

---------------------------------
* Set forth the amount on which the filing fee is calculated and state how it was determined.

                    AUTOMOBILE PROTECTION CORPORATION - APCO
                        15 Dunwoody Park Drive, Suite 100
                             Atlanta, Georgia 30338
                              --------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                             To be held June 3, 1998
                              --------------------


         NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Automobile Protection Corporation - APCO ("Company") will be held at the Four Points Hotel Atlanta Perimeter, 1850 Cotillion Drive, Atlanta, Georgia on Wednesday, June 3, 1998, at 10:00 A.M., Eastern Standard Time, for the following purposes:

          1. To elect one director of the Company for a term of four years and until his successor is elected and qualified.

          2. To transact such other business as may properly come before the Annual Meeting.

         Only shareholders of record at the close of business on April 23, 1998, will be entitled to notice of, and to vote at, the meeting and any adjournments thereof.

         YOU ARE URGED TO READ THE ATTACHED PROXY STATEMENT, WHICH CONTAINS INFORMATION RELEVANT TO THE ACTION TO BE TAKEN AT THE MEETING. IN ORDER TO ASSURE THE PRESENCE OF A QUORUM, WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON, PLEASE SIGN AND DATE THE ACCOMPANYING PROXY CARD AND MAIL IT PROMPTLY IN THE ENCLOSED ADDRESSED, POSTAGE PREPAID ENVELOPE. YOU MAY REVOKE YOUR PROXY IF YOU SO DESIRE AT ANY TIME BEFORE IT IS VOTED.

                                   By Order of the Board of Directors


                                   Martin J. Blank
                                   Secretary
Atlanta, Georgia
May 2, 1998

                    Automobile Protection Corporation - APCO

                               ------------------
                                 PROXY STATEMENT
                               ------------------

                               GENERAL INFORMATION


         This Proxy Statement and the enclosed form of proxy are furnished in connection with the solicitation of proxies by the Board of Directors ("Board") of Automobile Protection Corporation - APCO. ("Company") to be used at the Annual Meeting of Shareholders of the Company to be held on June 3, 1998, and any adjournment or adjournments thereof ("Annual Meeting"). The Annual Meeting will be held at the Four Points Hotel Atlanta Perimeter, 1850 Cotillion Drive, Atlanta, Georgia 30338. The matters to be considered at the Annual Meeting are set forth in the attached Notice of Meeting.

         The Company's executive officers are located at 15 Dunwoody Park Drive, Suite 100, Atlanta, Georgia 30338. This Proxy Statement and the enclosed form of proxy are first being sent to shareholders on or about May 2, 1998.

Record Date and Outstanding Shares

         The Board has fixed the close of business on April 23, 1998 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting. Only shareholders of record at the close of business on that date will be entitled to vote at the Annual Meeting or any and all adjournments thereof. As of April 23, 1998, the Company has issued and outstanding 11,432,623 shares of Common Stock, par value $.001 ("Common Stock").

Solicitation and Revocation

         Proxies in the form enclosed are solicited by and on behalf of the Board. The persons named in the proxy have been designated as proxies by the Board. Any proxy given pursuant to such solicitation and received in time for the Annual Meeting will be voted as specified in such proxy. If no instructions are given, proxies will be voted "FOR" the election of the nominee listed below under the caption "Election of Directors" and, in the discretion of the proxies named on the proxy card with respect to any other matters properly brought before the meeting and any adjournments thereof. In such unanticipated event that any other matters are properly presented at the Annual Meeting for action, the persons named in the proxy will vote the proxies in accordance with their best judgment. Any proxy given pursuant to this solicitation may be revoked by the shareholder at any time before it is exercised by written notification delivered to the Secretary of the Company, by voting in person at the Annual Meeting, or by delivering another proxy bearing a later date. Attendance by a shareholder at the Annual Meeting does not alone serve to revoke his or her proxy.

Quorum

         The presence, in person or by proxy, of a majority of the shares of Common Stock entitled to vote at the Annual Meeting will constitute a quorum at the Annual Meeting. A proxy submitted by a shareholder may indicate that all or a portion of the shares represented by such proxy are not being voted ("shareholder withholding") with respect to a particular matter. Similarly, a broker may not be permitted to vote stock ("broker non-vote") held in street name on a particular matter in the absence of instructions from the beneficial owner of such stock. The shares subject to a proxy which are not being voted on a particular matter (because of either shareholder withholding or broker non-vote) will not be considered shares entitled to vote on such matter. These shares, however, may be considered present and entitled to vote on other matters and will count for purposes of determining the presence of a quorum, unless the proxy indicates that such shares are not being voted on any matter at the Annual Meeting, in which case such shares will not be counted for purposes of determining the presence of a quorum.

Voting

         The person nominated for election as director will be elected by a plurality of the number of shares of Common Stock cast at the Annual Meeting. "Plurality" means that the nominee who receives the highest number of votes cast "FOR" will be elected as the Class I director of the Company for the ensuing four-year term. Consequently, any shares not voted "FOR" the nominee (because of either shareholder withholding or broker non-vote) will not be counted in the nominee's favor.

         Except as specifically provided in the Amended and Restated Certificate of Incorporation which requires a 66 2/3% affirmative vote to change certain of the charter provisions and certain statutory requirements, all other matters voted on at the Annual Meeting must be approved by the affirmative vote of a majority of shares present at the Annual Meeting and entitled to vote. Abstentions from voting are counted as "votes cast" with respect to such proposal and, therefore, have the same effect as a vote against the proposal. Shares deemed present at the Annual Meeting but not entitled to vote (because of either shareholder withholding or broker non-vote) will have no effect on such vote.

Security Ownership of Certain Beneficial Owners

         The table and accompanying footnotes on the following pages set forth certain information as of April 23, 1998 with respect to the stock ownership of
(i) those persons or group who beneficially own more than 5% of the Company's Common Stock, (ii) each director and director-nominee of the Company, (iii) the Company's Chief Executive Officer and each of the Company's next four most highly compensated executive officers whose individual compensation exceeded $100,000 in the year ended December 31, 1997, and (iv) all directors and executive officers of the Company as a group (based upon information furnished by such persons). Shares of Common Stock issuable upon exercise of options and warrants which are currently exercisable or exercisable within 60 days of the date of this Proxy Statement have been included in the following table.


                                                                                                        Percent of
                                                          Number of Shares of                          Ownership of
                                                       Common Stock Beneficially                       Common Stock
Name of Beneficial Owner(1)                                      Owned                                  Outstanding
---------------------------                            -------------------------                       ------------
Martin J. Blank                                            1,029,168(2)                                    9.0%
Larry I. Dorfman                                           1,071,928(3)                                    9.0%
Howard C. Miller                                             146,594(4)                                    1.3%
Mechlin D. Moore                                              37,349(5)                                      *
Directors and officers as a group (4                       2,285,039(6)                                    19.6%
persons)

------------------------------------------
*        Less than 1%.

1. The address for each of Messrs. Blank, Dorfman, Miller and Moore is 15 Dunwoody Park Drive, Suite 100, Atlanta, Georgia 30338.

2. Excludes options to purchase 50,000 shares of the Common Stock which are not currently exercisable.

3. Includes options to purchase 40,000 shares of the Common Stock which are currently exercisable. Excludes options to purchase 80,000 shares of Common Stock which are not currently exercisable.

4. Includes options to purchase 145,594 shares of the Common Stock which are currently exercisable.

5. Includes options to purchase 36,349 shares of the Common Stock which are currently exercisable.

6. Includes options to purchase 221,943 shares of Common Stock. Excludes 130,000 options to purchase shares of Common Stock which are not currently exercisable.



                         PROPOSAL: ELECTION OF DIRECTORS

         The Board is divided into four classes, each of which serves for a term of four years, with only one class of directors being elected in each year. The term of the first class of directors, consisting of Mr. Martin J. Blank, will expire on the date of this year's Annual Meeting, the term of office of the second class of directors, consisting of Mr. Mechlin D. Moore, will expire in 1999, the term of office of the third class of directors, consisting of Mr. Howard C. Miller, will expire in 2000 and the term of office of the fourth class of directors, consisting of Mr. Larry I. Dorfman, will expire in 2001.

         One person will be elected at the Annual Meeting to serve as a director for a term of four years. The Board has nominated Mr. Martin J. Blank as the candidate for election unless authority is withheld. The proxies solicited by management will be voted "FOR" the election of this nominee. In case the nominee becomes unavailable for election to the Board, an event which is not anticipated, the persons named as proxies, or their substitutes, will have full discretion and authority to vote or refrain from voting for any other candidate in accordance with their judgement.

Information About Nominee

         Martin J. Blank, a co-founder of the Company, has served as Secretary and Director since its incorporation in September 1984 and as the Chairman of the Board and Chief Operating Officer since April 1988. Mr. Blank is an attorney admitted to the bar in the States of Georgia and California. Mr. Blank's experience prior to co-founding the Company includes the practice of law and representation and financial management for professional athletes. Mr. Blank is a director of Innotrac Corporation, a corporation that does fulfillment and telemarketing. Mr. Blank is 51 years of age.

Information About Other Directors

         Each of the directors named in the following table will continue in office after the Annual Meeting and until his term expires in the year indicated and his successor is elected and qualified:


                            Term
                           Expires       Director
Nominee             Age     In             Since      Position
----------------    ---     -------      --------    --------
Larry I. Dorfman     42      2001         1984      President, Chief Executive
                                                          Officer and Director
Howard C. Miller     71      2000         1989      Director
Mechlin D. Moore     67      1999         1991      Director


         Larry I. Dorfman, a co-founder of the Company, has served as President and Director since its incorporation in September 1984 and as Chief Executive Officer since April 1988. Prior to co-founding the Company, Mr. Dorfman was Vice President-Sales for Paymaster Checkwriter Company, Inc. in Atlanta with responsibility for the direction and supervision of its sales force.

         Howard C. Miller has served as Director of the Company since January 1989. Mr. Miller currently serves on the budget committee of the United States Olympic Committee and as a Director and Chief Operating Officer of InforMatrix Worldwide, Inc. Mr. Miller's past experience includes President and Chief Operating Officer of Avis, Inc., Vice President of ITT, President and Chief Executive Officer of Canteen Corporation.

         Mechlin D. Moore has served as Director of the Company since June 1991. Mr. Moore is an independent consultant in insurance communication and marketing and Chairman and Chief Executive Officer of InforMatrix Worldwide, Inc. Mr. Moore's past experience includes President of the Insurance Information Institute and Senior Vice President of United Air Lines, Inc.

Executive Compensation

         Set forth in the following table is information as to the compensation paid or accrued to the chief executive officer and to each officer receiving compensation of at least $100,000 (collectively the "Named Executive Officers"), for the periods indicated.

                                                                                          Long Term
                                                                                         Compensation
Name and Principal                                                                          Options/
Position                   Period                         Salary(1)       Other        No. of Shares(2)
------------------        ----------------------          ---------       -----       -----------------
Larry I. Dorfman          12 mos. ended 12/31/97          $ 552,576           --            50,000
President and Chief       12 mos. ended 12/31/96          $ 362,240       $5,093                --
Executive Officer         12 mos. ended 12/31/95          $ 249,636           --                --

Martin J. Blank           12 mos. ended 12/31/97          $ 552,576      $16,628            50,000
Chairman and Chief        12 mos. ended 12/31/96          $ 362,240      $18,416                --
Operating Officer         12 mos. ended 12/31/95          $ 249,636           --                --


1. Represents base salary and compensation based upon the number of vehicle service contracts processed each month. See "Report on Executive Compensation, Employment Arrangements (Chief Executive Officer and Chief Operating Officer)."

2. On May 30, 1997, the Board granted each executive stock options to purchase 50,000 shares of Common Stock at $3.19 per share, which vest equally over five years.


Option Exercises During 1997 and Year-end Option Values

                                                                      Number of                  Value of Unexercised
                                                               Unexercised Options at            In-the-Money Options
                                                                      12/31/97                   at December 31, 1997
                              Acquired         Value           Exercisable/Unexercisa            Exercisable/Unexercis
                              Exercise        Realized                 ble(1)                           able(1)
Name                            (#)             ($)                      (#)                              ($)
---------------------         --------       ----------         ---------------------            ---------------------
Larry I. Dorfman                --              --                 213,000/80,000                  $976,550/$280,000
Martin J. Blank                 --              --                 173,000/50,000                  $778,950/$175,000

(1) On February 5, 1998, each of the named executive officers exercised outstanding options to acquire 173,000 shares of Common Stock for cash and the shares of Common Stock are currently being held by the executive officers.
                                       5

Stock Option Plans

         On April 4, 1997, the Company adopted the 1997 Performance Equity Plan ("1997 Plan") pursuant to which 500,000 shares of Common Stock have been reserved for issuance upon incentive or non-qualified stock options, stock appreciation rights, restricted stock awards, deferred stock, stock reload options and other stock based awards ("Awards"). Awards may be made to officers, directors, key employees and consultants of the Company. The 1997 Plan will terminate at such time as no further awards may be granted and awards granted are no longer outstanding, provided incentive options may only be granted until April 4, 2009. The 1997 Plan is administered by the Board. The Board, to the extent permitted by the provisions of the 1997 Plan, has the authority to determine the selection of participants, allotment of shares, price, and other conditions of purchase of Awards and administration of the 1997 Plan in order to attract and retain persons instrumental to the success of the Company. At April 23, 1998, there are options outstanding under the 1997 Plan to purchase 468,500 shares of Common Stock at prices ranging from $ 3.19 to $ 6.75. No options under the 1997 Plan have been exercised.

         The Company has a stock option plan ("1988 Plan") pursuant to which 800,000 shares of the Common Stock have been reserved for issuance upon exercise of options designated as "incentive stock options" or "non-qualified options" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended. As of April 1,1998, the Board was no longer authorized to issue options under the 1988 Plan: outstanding options under the 1988 Plan continue to remain exercisable in accordance with the terms of the respective option agreements. The 1988 Plan is administered by the Board or a committee appointed by the Board. Options may be exercised as provided in the option agreement, but no option granted to an employee may be exercised unless the grantee is a regular employee of the Company, or a subsidiary, and has been in such position for at least one year after the date of grant, except that in the event of death, options may be exercised until the sooner of the expiration date of the option or six months following the death of the optionee. Each option not exercised expires as provided in the option agreement. Options are non-transferable, except in the event of death of the optionee. At April 23, 1998, options to purchase 420,023 shares of the Common Stock, at prices ranging from $0.83 to $5.00 per share, were outstanding under the 1988 Plan. Between inception of the 1988 Plan and April 23, 1998, 338,019 options have been exercised at an average exercise price of $1.79 per share.

Performance Graph

         The following graph demonstrates the performance of the cumulative total return to the Company's shareholders during the past five years ended December 31, 1997 in comparison to the cumulative total return for the Nasdaq Market Index and the cumulative total return for a group of companies in the industry.


                       FIVE-YEAR CUMULATIVE TOTAL RETURNS
                   VALUE OF $100 INVESTED ON DECEMBER 31, 1992
                       (ID: Graphic -- Performance Graph)

                                                   1992         1993         1994         1995         1996        1997
                                                   ----         ----         ----         ----         ----        ----

Automobile Protection Corporation                  100          171.43       257.14       321.43       489.29      764.29
Industry Index                                     100           92.10        92.96       108.88       129.76      179.98
Nasdaq Market Index                                100          119.95       125.94       163.35       202.99      248.30


Director Compensation

         Members of the board of directors who are not otherwise employees of the Company receive director fees of $4,000 per meeting attended. In addition, directors are reimbursed for their expenses in attending all meetings of the board of directors. Directors will also be eligible for other compensation and benefits as may be approved by the Board from time to time, including benefits under the 1997 Plan. Prior to April 1, 1998, directors received automatic grants of options under the 1988 Outside Director's Stock Option Plan ("Director's Plan") to purchase that number of shares of Common Stock having an aggregate market value on the date of grant equal to $25,000, at an exercise price per share equal to the fair market value of a share of the Common Stock on the date of grant. The Director's Plan, by its terms, provided that no new awards may be granted after April 1, 1998. At April 23, 1998, there were outstanding options to purchase 192,765 shares of Common Stock, at prices ranging from $0.88 to $4.00, under the Director's Plan.

         The following table shows the number of shares of the Common Stock covered by options granted to current directors since January 1, 1997, the number of shares of the Common Stock acquired by current directors since that date through exercise of options and the number of shares of Common Stock subject to all outstanding options of current directors at December 31, 1997. Additionally, 10,822 options granted to a former director of the Company, which are exercisable at $2.32 per share and expire in 2004, are also outstanding.

                                          Howard C. Miller    Mechlin D. Moore
Granted 1/1/97 - 12/31/97:
         Number of shares                       7,142              7,142
         Average per share option price         $3.50              $3.50

Exercised 1/1/97 - 12/31/97:
         Number of shares                         0                   0
         Aggregate option price of options        0                   0
         exercised
         Net value realized                       0                   0

Unexercised options at 12/31/97:
         Number of shares                    147,594             36,349
         Average unrealized value per          $5.33              $4.62
         share on 12/31/97(1)

1. Calculated as the difference between the market price of one share of the Common Stock on December 31, 1997 and the average per share option price.

Board Meetings and Committees

         During the fiscal year ended December 31, 1997, the Board of Directors met or took other action on four occasions. All the directors participated in all such meetings and actions.

         The Board has an Audit Committee and a Compensation Committee. The Audit Committee, currently comprised of Martin J. Blank, Mechlin D. Moore and Howard C. Miller, was formed to: (i) recommend annually to the board of directors the appointment of the independent accountants of the Company; (ii) review with the independent accountants the scope of the annual audit and review their final report relating thereto; (iii) review with the independent accountants the accounting practices and policies of the Company; (iv) review with the internal and independent accountants the overall accounting and financial controls of the Company; (v) be available to independent accountants during the year for consultation; and (vi) review related party transactions by the Company on an ongoing basis and review potential conflicts of interest situations where appropriate. The Audit Committee had one meeting in 1997.

         The Compensation Committee, currently comprised of Larry I. Dorfman, Howard C. Miller and Mechlin D. Moore was formed to review overall executive compensation and review the Company's employee benefit plans. The Compensation Committee held one meeting in 1997 at which it reviewed the executive compensation of the executive officers of the Company, including Messrs. Martin
J. Blank and Larry I. Dorfman, and the stock option plans of the Company. The Compensation Committee and the Board continued its policy of linking compensation of executive officers to enhanced shareholders value.

Report on Executive Compensation

         To date, the compensation policies of the Company have been developed to link the compensation of the executive officers of the Company with enhanced shareholder value. Through the establishment of short- and long-term incentive plans and the use of base salary and performance bonus combinations, the Company has sought to align the financial interests of its executive officers with those of its shareholders.

         Employment Arrangements (Chief Executive Officer and Chief Operating Officer)

         The Chief Executive Officer and Chief Operating Officer each receive a base salary of $72,000 plus additional compensation based upon the number of vehicle service contracts processed each month which exceed a prescribed level. Messrs. Blank and Dorfman are eligible to participate in other employee benefit plans as generally made available to employees of the Company.

  Martin J. Blank -- Larry I. Dorfman -- Howard C. Miller -- Mechlin D. Moore

Compliance with Section 16(a) of the Exchange Act

         Section 16(a) of the Exchange Act requires officers, directors and persons who beneficially own more than 10% of a registered class of equity securities of the Company ("10% Shareholders") to file reports of ownership and changes in ownership with the Commission. Officers, directors and 10% Shareholders also are required to furnish the Company with copies of all Section 16(a) forms they file. Based solely on its review of the copies of such forms furnished to it, and written representations that no other reports were required, the Company believes that during the fiscal year ended December 31, 1997, each of its officers, directors and 10% Shareholders complied with the
Section 16(a) reporting requirements, except that Messrs. Martin J. Blank and Larry I. Dorfman each filed a Form 4 on December 16, 1997 in respect of an option grant made on May 30, 1997 that was exempt under Section 16(b) of the Exchange Act.

Certain Relationships and Related Transactions

         There are no reportable relationships and related transactions between the Company and its officers and directors.

                 THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"
                     ELECTION OF THE NOMINEE LISTED ABOVE AS
                                    DIRECTOR.



                             INDEPENDENT ACCOUNTANTS


         Price Waterhouse LLP has examined and reported upon the financial statements of the Company since 1988, including for the year ending December 31, 1997. Price Waterhouse has no direct or indirect interest in the Company or any affiliate of the Company. A representative of Price Waterhouse LLP is expected to be present at the meeting with an opportunity to make a statement if the representative desires to do so and is expected to be available to respond to appropriate questions from shareholders.


                             SOLICITATION OF PROXIES

         The solicitation of proxies in the enclosed form is made on behalf of the Company and the cost of this solicitation is being paid by the Company. In


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


addition to the use of the mails, proxies may be solicited personally or by telephone or telegraph using the services of directors, officers and regular employees of the Company at nominal cost. Banks, brokerage firms and other custodians, nominees and fiduciaries will be reimbursed by the Company for expenses incurred in sending proxy material to beneficial owners of the Common Stock.


                           1999 SHAREHOLDER PROPOSALS

         In order for shareholder proposals for the 1999 Annual Meeting of Shareholders to be eligible for inclusion in the Company's Proxy Statement, they must be received by the Company at its principal office in Atlanta, Georgia, by January 2, 1999, and in accordance with the Articles of Incorporation.



                                  OTHER MATTERS

         The Board knows of no matter which will be presented for consideration at the meeting other than the matters referred to in this Proxy Statement. Should any other matter properly come before the meeting, it is the intention of the persons named in the accompanying proxy to vote such proxy in accordance with their best judgment.

         A COPY OF THE COMPANY'S ANNUAL REPORT FOR THE FISCAL YEAR ENDED DECEMBER 31, 1997 IS BEING FURNISHED HEREWITH TO EACH SHAREHOLDER OF RECORD AS OF THE CLOSE OF BUSINESS ON APRIL 23, 1998. ADDITIONAL COPIES OF THE ANNUAL REPORT AND COPIES OF THE COMPANY'S REPORT ON FORM 10-K (WITHOUT EXHIBITS) WILL BE PROVIDED FREE OF CHARGE UPON REQUEST TO:

                    AUTOMOBILE PROTECTION CORPORATION - APCO
                        15 DUNWOODY PARK DRIVE, SUITE 100
                             ATLANTA, GEORGIA 30338
                          ATTENTION: INVESTOR RELATIONS
                                 (770) 394-7070


                                      By Order of the Board of Directors


                                      Martin J. Blank
                                      Secretary


Atlanta, Georgia
May 2, 1998

                    AUTOMOBILE PROTECTION CORPORATION - APCO
                       Solicited by the Board of Directors
                  for Annual Meeting to be held on June 3, 1998

P The undersigned hereby appoints Larry I. Dorfman and Howard C. Miller, and each of them, as proxies, with full power of substitution in each of them, in the name, place and stead of the undersigned, to vote at the Annual Meeting of Shareholders of AUTOMOBILE PROTECTION CORPORATION - APCO on
R Wednesday, June 3, 1998 at 10:00 A.M. (EST), or at any adjournments thereof. This proxy will be voted in accordance with the instructions given below. If no instructions are given, this proxy will be voted "FOR" all the
O    following proposals.

X

     1. To elect the following director:
Y
       FOR the nominees listed below  |_|     WITHHOLD AUTHORITY to vote
                                              for the nominee listed below |_|

                                                      Martin J. Blank


     2. In their discretion, the Proxies are authorized to vote upon such other business as may come before the meeting or any adjournments thereof.



    |_| I plan to attend the Annual Meeting.

                                   Date  _________________________, 1998


                                   _____________________________________
                                    Signature


                                   ______________________________________
                                    Signature if held jointly

               Please sign exactly as name appears above. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in the partnership name by an authorized person.